Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to their knowledge, the Quarterly Report on Form 10-Q for the quarter ended June 30, 2009 of Deckers Outdoor Corporation (the “Company”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in such periodic report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in such report.

Very truly yours,

Angel R. Martinez

/s/ Angel R. Martinez
Chief Executive Officer (Principal Executive Officer)

Zohar Ziv

/s/ Zohar Ziv
Chief Operating Officer (Principal Financial and Accounting Officer)

Dated: August 10, 2009